UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2023

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTYQ*	*

* The registrant’s Common Stock began trading on the OTC Pink Open Market on February 14, 2023 under the symbol “PRTYQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on January 17, 2023, Party City Holdco Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being administered under the caption In re: Party City Holdco Inc., et. al. (Case No. 23-90005). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On August 31, 2023, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and Its Debtor Affiliates [Docket No. 1672] (as may be amended or supplemented from time to time in accordance with its terms, the “Plan”) in the Chapter 11 Cases in the Bankruptcy Court. A copy of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 6, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan Supplement as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan or Confirmation Order. The Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for classes of claims and interests as follows:

•	Prepetition ABL Revolver Claims. Each holder of an Allowed Prepetition ABL Revolver Claim shall receive its Pro Rata share of the Takeback ABL Loans; provided that, if (A) any such holder votes to accept the Plan and elects to participate in its Pro Rata share of the ABL Exit Facility and (B) the ABL Exit Facility Trigger occurs, (1) such holder’s Allowed Prepetition ABL Revolver Claims shall be deemed repaid and refinanced in full by such holder’s extension and receipt of its Pro Rata share of ABL Revolving Credit Loans and (2) such holder shall assume a commitment with respect to the ABL Exit Facility equal to its (or its predecessor in interest’s) commitment under the Prepetition ABL Facility immediately prior to the Petition Date.

•	Prepetition ABL FILO Claims. Each holder of an Allowed Prepetition ABL FILO Claim shall receive its Pro Rata share of the Takeback FILO Loans; provided that, if (A) any such holder votes to accept the Plan and elects to participate in its Pro Rata share of the ABL Exit Facility and (B) the ABL Exit Facility Trigger occurs, such holder’s Allowed Prepetition ABL FILO Claims shall be deemed repaid and refinanced in full by such holder’s extension and receipt of its Pro Rata share of ABL FILO Loans.

•	Secured Notes Claims. Each holder of an Allowed Secured Notes Claim shall receive (i) its Pro Rata share of the New Common Stock issued on the Effective Date on account of the Allowed Secured Notes Claims, representing 100% of the New Common Stock outstanding on the Effective Date, subject to dilution by the New Common Stock issued as DIP Reorganized Securities, the New Common Stock issued in connection with the Rights Offering (including in partial satisfaction of the Backstop Commitment Premium), and the MIP Equity Pool and (ii)

subscription rights to purchase up to its Pro Rata share of the securities comprising the Investment Package for an aggregate purchase price of $75.0 million offered in the Rights Offering in accordance with the Rights Offering Procedures.

•	General Unsecured Claims. Each holder of an Allowed General Unsecured Claim shall receive its Pro Rata share of the GUC Recovery Pool.

•	Interests in the Company. Interests in the Company, including holders of the Company’s common stock prior to emergence, will receive no recovery or distribution on account of such interests, and upon emergence from Chapter 11, all such pre-emergence interests in the Company, including the Company’s common stock, will be canceled, released, extinguished, and discharged, and will be of no further force or effect.

As of August 31, 2023, the Company had 113,756,825 issued and outstanding shares of common stock. Pursuant to the Plan, the Company will, as of the Effective Date: (a) cancel all outstanding shares of the Company’s common stock, (b) issue approximately 13,374,520 shares of the New Common Stock, including shares of the New Common Stock issued in connection with the Rights Offering (including in partial satisfaction of the Backstop Commitment Premium) and as DIP Reorganized Securities; and (c) reserve for issuance up to approximately 1,486,057 shares of New Common Stock on account of the Management Incentive Plan, the terms and conditions of which will be determined following the Effective Date.

As of the Effective Date, the Company expects to have an aggregate of approximately 13,374,520 shares of New Common Stock issued and outstanding.  The New Common Stock is not expected to be listed on any national securities exchange.

Information regarding the assets and liabilities of the Company and its subsidiaries that was filed with the Bankruptcy Court may be found at https://cases.ra.kroll.com/PCHI/Home DocketInfo?DocAttribute=7474&DocAttrName=SCHEDULESSOFA_Q&MenuID=19344&AttributeName=Schedules%20%26%20SOFA and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 6, 2023, the Company issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this Form 8-K can be identified by the use of forward-looking terms such as “believes,” “expects,” “projects,” “forecasts,” “may,” “will,” “estimates,” “should,” “would,” “anticipates,” “plans” or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this Form 8-K. You should not rely on forward-looking statements as predictions of future events. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to become a privately held company, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Confirmation Order, dated September 6, 2023.
99.1	Fourth Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and Its Debtor Affiliates, dated August 31, 2023.
99.2	Press Release, dated September 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: September 6, 2023	By:	/s/ Jeremy Aguilar
Jeremy Aguilar
Interim Chief Financial Officer